--------------------------------------------------------------------------------
T. Rowe Price Investment Kit

California
Tax-Free
Funds


These funds offer you:

>    Double-tax-free income

>    Competitive rates

>    A low-cost way to invest in tax-free bonds


"Logo"

Everything you need to invest is enclosed...
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Get the advantages of tax-free investing for your portfolio


Invest for double-tax-free income with these California funds

The California tax-free funds give California residents the opportunity to earn income that is free of federal and state taxes.* That means you can get competitive rates and keep more of yourinterest income. You can also put more of your money to work right away since both funds are 100% no load. You pay no fees or charges tobuy or sell fund shares, reinvest dividends, or exchange into other T.Rowe Price funds. There are also no 12b-1 fees.


The real value of tax-free yields

Since income earned from the California funds is double-tax-free, the yields are generally lower than on comparable taxable securities. Depending on your tax bracket, however, the California funds may provide higher after-tax income. The following chart shows that as your effective tax rate rises, the value of a tax-free yield to you also increases.


                Your effective
If your         federal and       A tax-free yield of:
federal tax     California tax    3%       4%       5%       6%
rate is:        rate** is:        Equals a taxable yield of:
27.0%           33.8%             4.53%    6.04%    7.55%    9.06%
30.0            36.5              4.72     6.30     7.87     9.45
35.0            41.0              5.08     6.78     8.47     10.17
38.6            44.3              5.39     7.18     8.98     10.77


*Some income may be subject to the federal alternative minimum tax. Income earned by non-California residents will be subject to applicable state and local taxes.

** Assumes a 9.3% state tax rate. State and local income taxes are a deduction on your Federal Form 1040, so adding all the tax rates together overstates your effective tax rate. To calculate your federal and California state tax rate, subtract your federal tax rate (expressed as a decimal) from 1.00; multiply the result by your combined state/local tax rate; and add that result to your federal tax rate. This information is included for illustrative purposes only and does not represent the performance of any T. Rowe Price fund.


Two funds that can meet your investment needs

We've enclosed information on our two California tax-free funds, including an update on how the funds have performed over various time periods. Fund performance shown in this booklet is as of the most recent calendar quarter at the time of printing. For updated information, visit our Web site or contact a
T. Rowe Price representative.



                                                  CALIFORNIA TAX-FREE MONEY FUND
--------------------------------------------------------------------------------

T. Rowe Price
California Tax-Free Money Fund (PCTXX)


Fund Overview


Goals and general investment strategy

The T. Rowe Price California Tax-Free Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest possible current income exempt from federal and California state income taxes.


Lower                   Moderate                  Higher

                       Risk/Reward

Money Markets      Bonds     Blended Asset     Stocks
        |
        |
        California Tax-Free Money Fund


The fund represents a lower risk/reward profile because it invests in high-quality, short-term California money market securities.


Benefits of investing in the fund

Depending on your tax bracket, the fund's double-tax-free income may be higher than the after-tax income you could earn in a taxable money market security. Because of its stability, the fund can be used as a "parking place" for your money between investments or during uncertain market conditions. In addition, the fund has a high degree of liquidity, so your investment is readily accessible through checkwriting1 and other convenient account services. You may also use the fund as a cash management "sweep" account with T. Rowe Price Brokerage.2


What the fund invests in

The fund invests primarily in California municipal securities. All securities held by the fund will mature in 13 months or less, and the fund's weighted average maturity will not exceed 90 days. The fund buys securities within the two highest money market categories asrated by established agencies or, if unrated, by T. Rowe Price. All securities purchased by the fund will present minimal credit risk in the opinion of T. Rowe Price.


-----------------
1    $500 minimum

2    A division of T. Rowe Price Investment Services, Inc. MemberNASD/SIPC.



FUND OVERVIEW
--------------------------------------------------------------------------------


Because the fund invests in very short-term securities, it has less exposure to interest rate risk than short-term bond funds, although the latter offer higher return potential. Additionally, the high credit quality of the fund's portfolio reduces exposure to credit risk (the possibility that a security issuer will default).


Risks of investing in the fund

The fund should have little risk of principal loss since it seeks to maintain a $1.00 share price.3 It is possible the fund's price could fall below $1.00 in the event that its holdings default or interest rates rise sharply in an unusually short period. In addition, the fund's narrower geographic focus represents potentially more risk than a nationally diversified portfolio.


How the fund seeks to reduce risk

Consistent with the fund's objectives, the portfolio manager invests in high-quality California money market securities. Risk management tools include:

> Diversification of holdings to reduce the impact of a single holding on the fund's net asset value.

>    Thorough credit research by T. Rowe Price analysts.

> Adjustments to the fund's weighted average maturity to reflect changes in interest rates.



How the fund has performed

The following figures show how the taxable-equivalent yield of the California Tax-Free Money Fund outperformed those of its competitors.


     The fund's seven-day standardized yield as of 7/2/02 was 0.86%4

     The fund's taxable-equivalent yield as of 7/2/02 was 1.46%5

     iMoneyNet money funds average - all taxable as of 7/2/02: 1.33%


     Note: The fund's yield will vary.


------------------
3 An investment in the fund is neither insured nor guaranteed by the FDIC or any other government agency. While it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

4 Yield represents the average daily dividends for the seven days, annualized by 365 days and divided by the net asset values per share at the end of the period.

5 This gives you an idea of the yield that an investor in the 35% federal and highest state tax brackets would have to earn on a taxable security to equal the fund's yield. (The yield was calculated on a combined federal and state marginal tax rate of 41%, which reflects annual income subject to federal tax after deduction of state and local income taxes and exemptions.)


                                                  CALIFORNIA TAX-FREE MONEY FUND
--------------------------------------------------------------------------------


A $10,000 investment in the fund on 6/30/92 would have grown to $12,844 by 6/30/02. Of course, past performance cannot guarantee future results.


                California
                Tax-Free
                Money Fund

6/30/92         10,000
6/30/93         10,206
6/30/94         10,405
6/30/95         10,722
6/30/96         11,045
6/30/97         11,370
6/30/98         11,710
6/30/99         12,002
6/30/2000       12,333
6/30/01         12,683
6/30/02         12,844


1.27%, 2.47%, and 2.53% are the fund's average annual returns for the 1-, 5-, and 10-year periods ended 6/30/02, respectively. Figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value may vary,and shares may be worth more or less at redemption than at original purchase. The money fund's yield more closely reflects its current earnings than the total return.



FUND OVERVIEW
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T. Rowe Price
California Tax-Free Bond Fund (PRXCX)


FUND OVERVIEW


Goals and general investment strategy

The T. Rowe Price California Tax-Free Bond Fund seeks to provide a high level of income exempt from federal and California state taxes. It focuses on long-term securities to obtain the highest yields. The fund concentrates on investment-grade municipal bonds issued in the state of California. The fund manager can either shorten or lengthen the fund's average maturity based on our interest rate outlook.

Lower                   Moderate                  Higher

                       Risk/Reward

Money Markets      Bonds     Blended Asset     Stocks
                      |
                      |
                      California Tax-Free Bond Fund


Benefits of investing in the fund

The fund could be appropriate for California residents who can benefit from an investment in municipal bonds and can tolerate moderate fund price fluctuation. The California Tax-Free Bond Fund focuses on long-term securities to obtain the highest yields, but this means the share price will be more volatile than a fund with short- or intermediate-term securities.


What the fund invests in

The fund invests primarily in California municipal securities. All securities purchased by the fund will present minimal credit risk in the opinion of T. Rowe Price.



                                                   CALIFORNIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------


Risk profile

This fund faces interest rate risk since it holds long-term securities. Since bond prices tend to move in the opposite direction of interest rates, the fund's price will usually decline when rates rise. Also, the fund's holdings lack the wide diversification of a multistate portfolio and are exposed to potentially unfavorable developments within California. Given the fund's focus on investment-grade securities, credit risk is not as great as interest rate risk, but there is always the chance that a bond will default, which would negatively impact the fund's income and principal value.


How the fund has performed

     The fund's 30-day standardized yield as of 6/30/02 was 3.95%1

     The fund's taxable-equivalent yield as of 6/30/02 was 6.69%2


Please note that the fund's yields have consistently been higher than those of its peers in the Lipper California Municipal Debt Funds Average, as shown by the following chart.



                California      Lipper
                Municipal       California
                Debt Funds      Tax-Free
                Average         Bond Fund

6/30/01         4.12            4.35
7/31/01         3.97            4.30
8/31/01         3.86            4.05
9/30/01         3.69            3.93
10/31/01        3.73            3.85
11/30/01        3.72            3.89
12/31/01        3.90            4.15
1/31/02         3.91            3.95
2/28/02         3.75            3.90
3/31/02         3.92            4.07
4/30/02         4.00            4.08
5/31/02         3.90            4.05

Note: The fund's yield will vary.


-------------------
1 The 30-day standardized yield is computed under an SEC standardized formula and reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity).

2 This gives you an idea of the yield that an investor in the 35% federal and highest state tax brackets would have to earn on a taxable security to equal the fund's yield. (The yield was calculated on a combined federal and state marginal tax rate of 41%, which reflects annual income subject to federal tax after deduction of state and local income taxes and exemptions.)



FUND OVERVIEW
--------------------------------------------------------------------------------


The fund offers more than competitive yields. The chart below shows how it has outperformed its peers in the Lipper California Municipal Debt Funds Average over various periods. Of course, past performance cannot guarantee future results.


Fund Performance as of 6/30/02 (Annualized) Compared With Peer Funds


                                        Lipper
                California              California
                Tax-Free                Municipal Debt
                Bond Fund               Funds Average

1 year          6.14                    6.00
5 years         5.80                    5.28
10 years        6.34                    6.11

Figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.


How $10,000 would have grown

A $10,000 investment in the fund on 6/30/92 would have grown to $18,497 by 6/30/02, versus $18,109 for its Lipper peers.


                California              Lipper
                Municipal               California
                Debt Funds              Tax-Free
                Average                 Bond Fund

6/30/92         10,000                   10,000
6/30/93         11,199                   11,205
6/30/94         11,102                   11,135
6/30/95         11,954                   11,997
6/30/96         12,753                   12,901
6/30/97         13,814                   13,954
6/30/98         15,039                   15,152
6/30/99         15,325                   15,566
6/30/2000       15,643                   15,988
6/30/01         17,046                   17,427
6/30/02         18,109                   18,497

Source for Lipper data: Lipper Inc.



                                                   CALIFORNIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------


Leading Our Competition

"Lipper Leader Logo"

Lipper Leader for Consistent Return ratings reflect a fund's success in achieving superior risk-adjusted returns, adjusted for volatility, relative to peers for the three years ended 6/30/02. The California Tax-Free Bond Fund was rated among 91 California municipal debt funds. Ratings are not intended to predict future results and are subject to change monthly. Of the funds analyzed, 20% are named Lipper Leaders for Consistent Return. Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader ratings copyright 2002, Reuters. All rights reserved.



Overall Morningstar RatingTM

California Tax-Free Bond Fund


The California Tax-Free Bond Fund received an Overall Morningstar RatingTM of four stars for its risk-adjusted performance.

The fund was rated among 108, 98, and 44 municipal California long funds for the 3-, 5-, and 10-year periods ended 6/30/02, respectively.*


-------------------
* For funds with at least a 3-year history, a Morningstar RatingTM is based on a risk-adjusted return measure (including the effects ofsales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with a fund's 3-, 5-, and 10-year (if applicable) Morningstar RatingTM metrics. The fund received 4 stars for the 3-, 5-, and 10-year periods. Past performance is no guarantee of future results.



Fund Profile


T. Rowe Price
California Tax-Free
Money Fund


California Tax-Free
Bond Fund

A money market fund and a long-term bond fund seeking income that is exempt from federal and California state income taxes.


This profile summarizes key information about the funds that is included in the funds' prospectus. The funds' prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-541-4735, or by visiting our Web site at troweprice.com/mutualfunds.


1.   What is each fund's objective?

     California Tax-Free Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and California state income taxes.

     California Tax-Free Bond Fund seeks to provide the highest level of income exempt from federal and California state income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade California municipal bonds.


2.   What is each fund's principal investment strategy?

     California Tax-Free Money Fund will invest at least 65% of total assets in California municipal securities, and at least 80% of the fund's income is expected to be exempt from federal and California state income taxes. All securities held by the fund will mature in 13 months or less, and the fund's weighted average maturity will not exceed 90 days. While the fund's yield will fluctuate with changes in interest rates, its share price is managed to remain stable at $1.00. The fund buys securities rated within the two highest money marketrating categories assigned by established rating agencies or, if unrated, by T. Rowe Price. All securities purchased by the fund will present minimal credit risk in the opinion of T. Rowe Price.

     California Tax-Free Bond Fund will invest so that, under normal market conditions, at least 80% of its net assets are invested in bonds that pay interest exempt from, and at least 80% of the fund's income is exempt from, federal and California state income taxes. The fund's weighted average maturity is expected to exceed 15 years. The fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A,BBB) as determined by a national rating organization or, if unrated,by T. Rowe Price. The fund may occasionally buy below investment-grade securities (including those with the lowest or no rating), but no suchpurchase will be made if it would cause the fund's noninvestment-grade bonds to exceed 5% of its net assets.

     In selecting securities for the money fund, the fund manager may examine relationships among yields of various types and maturities of money market securities in the context of the outlook for interest rates. Similarly, investment decisions for the bond fund reflect the manager's outlook for interest rates and the economy, as well as the prices and yields of various securities. This approach is designed to help the manager capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if we expect rates to fall, we may buy longer-term securities within each fund's maturity range to provide higher yield (and, in the case of the bond fund, greater appreciation potential). Conversely, shorter maturities may be favored if rates are expected to rise. In addition, if our economic outlook is positive, we may take advantage of the bond fund's 5% "basket" for noninvestment-grade bonds. From time to time, each fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks, such as hospital, electric utility, or private activity bonds. Each fund may sell holdings for a variety of reasons, such as to adjust each portfolio's average maturity or quality or to shift assets into higher-yielding securities.

     Each fund sometimes invests in obligations of the Common wealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and California state income taxes. These securities are generally purchased when they offer a comparably attractive combination of risk and return.

     Due to seasonal variations or shortages in the supply of suitable California securities, each fund may invest in municipals whose interest is exempt from federal but not California state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of each fund's annual income.

     While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and swaps, in keeping with fund objectives.

     > Income from California municipal securities is exempt from federal and California state income taxes.

     Further information about each fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call1-800-541-4735.


3.   What are the main risks of investing in the funds?

     Any of the following could cause a decline in either fund's shareprice or income.

     o Interest rate risk This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greaterits interest rate risk.

          While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

     o Credit risk This is the chance that any of the fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

          This risk is reduced for the money fund because of the high-rated securities in its portfolio.

          As of May 17, 2002, the state of California was rated A1 by Moody's, A+ by Standard & Poor's, and AA by Fitch. All three rating agencies carried a negative outlook on the state's debt.

          Each fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular credit worthiness, which may vary significantly from the state's general obligations.

          Due to a variety of factors, many local California municipals have experienced downgrades during the 1990s.

          While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. We may retain a security whose credit quality is downgraded afterpurchase.

     > Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

     o Geographical risk A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic andpolitical changes within that state.

     o Political risk This is the chance that a significant restructuring of federal income tax rates or even serious discussionon the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.

     o Other risks Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

          Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

     o Derivatives risk (bond fund) To the extent the fund uses futures, swaps, and other derivatives, it may be exposed to additional volatility and potential losses.

     o Risks of the money fund An investment in the money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. For example, a sharp and unexpected rise ininterest rates in an unusually short period of time or the default of a portfolio security could cause the fund's NAV to fall below $1.00. However, the fund has maintained a constant share price since its inception, and the fund manager will make every effort to continue tomeet this objective.

          As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

     > The income level of the funds will fluctuate with changing market conditions and interest rate levels. The bond fund's share price will also fluctuate; when you sell your shares, you may lose money. An investment in each fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or anyother government agency.


4.   How can I tell which fund is most appropriate for me?

     Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The funds can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you are investing for higher tax-free income and can accept the possibility of price declines in an effort to achieve income exempt from federal and California state income taxes, the bond fund could be an appropriate part of your overall investment strategy. If you are investing for tax-free income with principal stability and liquidity, you should consider the money market fund.

     The funds are inappropriate for tax-deferred accounts, such as IRAs.

     > The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.


5.   How has each fund performed in the past?

     The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

     The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

     In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.


California Tax-Free Money Fund
Calendar Year Returns


        California
        Tax-Free
        Money Fund

'92     2.46
'93     1.92
'94     2.35
'95     3.29
'96     2.85
'97     3.04
'98     2.77
'99     2.48
'00     3.07
'01     2.01


                  Quarter         Total
                  Ended           Return

Best Quarter      6/30/95         0.87%
Worst Quarter     12/31/01        0.34%





California Tax-Free Bond Fund
Calendar Year Returns


        California
        Tax-Free
        Bond Fund

'92      8.93
'93     12.49
'94     -5.73
'95     17.36
'96      4.51
'97      9.08
'98      6.41
'99     -3.30
'00     12.82
'01      3.88


                  Quarter         Total
                  Ended           Return

Best Quarter      3/31/95         6.74%
Worst Quarter     3/31/94        -5.80%



Table 1  Average Annual Total Returns


                                                Periods ended 06/30/02

                                          1 year        5 years       10 years

California Tax-Free Money Fund             1.27%          2.47%          2.53%

Lipper California Tax-Exempt
Money Market Funds Average                 1.23           2.46           2.57


California Tax-Free Bond Fund

Returns before taxes                       6.14%          5.80%          6.34%

Returns after taxes on distributions       6.14           5.78           6.26

Returns after taxes on distributions
and sale of fund shares                    5.60           5.65           6.14

Lehman Brothers Municipal Bond Index       6.92           6.27           6.68

Lipper California Municipal
Debt Funds Average                         6.00           5.28           6.11


Returns are based on changes in principal value, reinvested dividends,and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

Money funds are not required to show after-tax returns.


6.   What fees or expenses will I pay?

     The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


Table 2  Fees and Expenses of the Funds*


        Annual fund operating expenses
        (expenses that are deducted from fund assets)

                                 Total
                                annual
                                 fund
        Management    Other    operating     Fee waiver         Net
Fund       fee      expenses   expenses     reimbursement     expenses
Money     0.42%       0.21%      0.63%         0.08%a          0.55%a
Bond      0.42        0.12       0.54            --              --


* Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

a Effective March 1, 2001, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through February 28, 2003, to the extent such fees or expenses would cause the ratio of expenses to average net assets to exceed 0.55%. Subject to shareholder approval, fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund's expense ratio is below 0.55%; however, no reimbursement will be made after February 28, 2005, or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The fund operated under previous expense limitations for which T. Rowe Price may be reimbursed.


     Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:


     Fund    1 year     3 years     5 years     10 years
     Money      $56        $194        $343         $779
     Bond       55          173         302          677


7.   Who manages the funds?

     The funds are managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.


     Money Fund Joseph K. Lynagh manages the fund day to day and has been chairman of its Investment Advisory Committee since 2000. He joined Department since 1994.


     Bond Fund Mary J. Miller manages the fund day to day and has been chairman of its Investment Advisory Committee since 1990. She joined T. Rowe Price in 1983 and has been managing investments since 1987.


8.   How can I purchase shares?

     Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 forgifts or transfers to minors). The minimum subsequent investment is $100 ($50 for gifts or transfers to minors or Automatic AssetBuilder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


9.   How can I sell shares?

     You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access (registered trademark) or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances,and some redemption requests need a signature guarantee.


10.  When will I receive income and capital gain distributions?

     Each fund distributes income monthly and net capital gains, if any, at year-end. Normally there are no capital gain distributions for money market funds. Although most income will not be subject to federal income tax, short-term gains are taxable at ordinary income rates and long-term gains are taxable at the current capital gains rate. Income from certain "private activity" bonds may be taxable for those investors subject to the alternative minimum tax (AMT). Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check.


11.  What services are available?

     A wide range, including but not limited to:

     o    retirement plans for individuals and large and small businesses;

     o automated information and transaction services by telephone or computer;

     o    electronic transfers between fund and bank accounts;

     o    automatic investing and automatic exchange;

     o    brokerage services; and

     o    asset manager accounts.



FUND OVERVIEW
--------------------------------------------------------------------------------

Advantages of Investing
With T. Rowe Price


"Put the customer's needs first."
 -- Thomas Rowe Price, Jr., 1937


This principle remains the cornerstone of how we conduct business today. Over the years, we have evolved from essentially a one-man organization into one of the largest and most successful financial services firms in the country. Our proven approach to managing moneyis based on proprietary research and strict investment discipline refined over more than 60 years. T. Rowe Price and its affiliates serve a broad client base with more than eight million individual and corporate investor accounts and manage nearly $150 billion in assets.

To uncover the most promising investment opportunities-both at home and abroad-we rely heavily on our team of in-house analysts, one of the most respected in the industry. In addition, our international funds are supported by a worldwide team of investment professionals in London, Paris, Hong Kong, Singapore, Tokyo, Buenos Aires, and Baltimore-which offers on-site expertise to our shareholders. Further,we offer a combination of benefits that few fund companies can match:

Performance. We are known for solid investment management across all asset classes and seek to provide consistent long-term performance that meets our investors' objectives. In doing so, we focus not only on asset growth and income but also on risk management.

Choice. To meet your changing investment needs and provide the flexibility you want to build your investment portfolio, we offer:

o    more than 80 stock, bond, and money market funds;

o    a full range of domestic and international funds;

o tax-deferred retirement options, including Traditional and Roth IRAs, Keogh and SEP plans, 401(k) and 403(b) plans, and a variable annuity;

o    regular and IRA CDs offered through the T. Rowe Price Savings Bank;1 and

o brokerage services allowing you to trade individual securities with commission savings via phone or the Internet.


1 T. Rowe Price Savings Bank is a member of the FDIC and offers CD products. Other T. Rowe Price affiliates, including T. Rowe Price Investment Services, Inc., are separate entities. While the Savings Bank's CDs are FDIC-insured, all other products offered by T. Rowe Price affiliates are not FDIC-insured and are not a deposit of orguaranteed by the Savings Bank. Such products are subject to investment risk, including possible loss of the principal amount invested.



Savings. Every dollar you invest in our funds goes to work for you. All T. Rowe Price funds are 100% no load, and you won't be charged any 12b-1 fees when you invest with us.

Convenience. We realize that in addition to investing for performance, you want convenience. To that end, we offer:

o a combined statement summarizing your T. Rowe Price investments and highlighting each fund account;

o timely fund and performance reports to keep you informed about each of your funds;

o Internet access offering online account information and fund prices, interactive tools and calculators, and mutual fund prospectuses and reports; at our Web site-troweprice.com/welcome;

o Tele*Access (registered trademark) providing fund prices and account information 24 hours a day;

o    knowledgeable customer service representatives available to assist you;

o    easy purchase, exchange, and redemption among funds via phone or computer;
     and

o self-help guides for investment needs, ranging from retirement to college planning to international investing.

Investor Centers. You can meet with our representatives in our Investor Centers (open Monday through Friday) to discuss your investments, take advantage of our services, open an account, or conduct investment research. Locations in California are listed on the back cover. For directions, call 1-800-225-5132 or visit our Web siteat troweprice.com/investorcenters.

Service. To ensure the highest level of customer service, we're constantly evaluating new technologies that could provide new ways to do business today and dictate how we do it in the future. The bottom line? Faster and more creative ways to serve you.


--------------------------------------------------------------------------------
To open your account:

1.   Please read the fund overview.

2. Carefully review the fund profile included in this booklet. It contains key information, including fees, expenses, and risks. If you would like more information on investing in municipal bonds, please call us to request The Basics of Tax-Free Investing, a free Insights report.

3. Complete the New Account Form and return it in the postpaid envelope we've provided, along with your check for a minimum of $2,500. Or drop off your New Account Form at an Investor Center location listed on the back cover and obtain a receipt.


INVESTING WITH T. ROWE PRICE
--------------------------------------------------------------------------------

4.   You can open your account online by going to troweprice.com/mutualfunds.

     You can choose to waive the minimum investment amount by contributing as little as $50 a month through Automatic Asset Builder, our no-cost systematic investment plan. If you would like a prospectus before investing, please call us to order one; otherwise, you will receive one with your account confirmation.

     If you have any questions or would like us to send you an IRA application, one of our representatives would be happy to help. You can reach us at 1-800-541-4735.



T. Rowe Price Family of Funds
Offering investment options from conservative to aggressive.


        Share Price   Return
        Stability     Potential
--------------------------------------------------------------------------------
Y                               Stability
T                                 California Tax-Free Money
I                                 Maryland Tax-Free Money
L                                 New York Tax-Free Money
I                                 Prime Reserve
B                                 Summit Cash Reserves1
A                                 Summit Municipal Money Market1
T                                 Tax-Exempt Money
S                                 U.S. Treasury Money
--------------------------------------------------------------------------------
E                                Lower Risk/Return Income
M                                 Maryland Short-Term Tax-Free Bond
O                                 Short-Term Bond
C                                 Tax-Free Short-Intermediate
N
I                                Moderate Risk/Return Income
                                  Florida Intermediate Tax-Free
                                  GNMA
                                  New Income
                                  Spectrum Income
                                  Summit GNMA1
                                  Summit Municipal Intermediate1
                                  Tax-Free Intermediate Bond
                                  U.S. Bond Index*
                                  U.S. Treasury Intermediate

                                Higher Risk/Return Income
                                  CA, GA, MD, NJ, NY, and VA Bond Funds
                                  Corporate Income
                                  Emerging Markets Bond
                                  High Yield*
                                  International Bond
                                  Summit Municipal Income1
                                  Tax-Free High Yield
                                  Tax-Free Income
                                  U.S. Treasury Long-Term


                                Lower Risk/Return Growth
                                  Balanced
                                  Capital Appreciation
                                  Equity Income
                                  Personal Strategy Balanced
                                  Personal Strategy Growth
                                  Personal Strategy Income
                                  Real Estate*
                                  Tax-Efficient Balanced*
                                  Value
--------------------------------------------------------------------------------
H                               Moderate Risk/Return Growth
T                                 Blue Chip Growth
W                                 Capital Opportunity
O                                 Dividend Growth
R                                 Equity Index 500*
G                                 Global Stock
                                  Growth & Income
                                  Growth Stock
                                  International Equity Index*
                                  International Growth & Income
                                  International Stock
                                  Mid-Cap Value
                                  New Era
                                  Spectrum Growth
                                  Spectrum International
                                  Total Equity Market Index*


                                Higher Risk/Return Growth
                                  European Stock
                                  Extended Equity Market Index*
                                  Financial Services
                                  Health Sciences
                                  Mid-Cap Growth
                                  New America Growth
                                  Small-Cap Stock
                                  Small-Cap Value*2
                                  Tax-Efficient Growth*
                                  Tax-Efficient Multi-Cap Growth*


                                Highest Risk/Return Growth
                                  Developing Technologies*
                                  Diversified Small-Cap Growth*
                                  Emerging Europe & Mediterranean*
                                  Emerging Markets Stock*
                                  Global Technology
                                  International Discovery*2
                                  Japan
                                  Latin America*
                                  Media & Telecommunications
                                  New Asia
                                  New Horizons
                                  Science & Technology
--------------------------------------------------------------------------------


To request a prospectus for any of the above funds, please call1-800-541-4735. Read it carefully before investing.

Funds are placed in general risk/return categories based on their past performance or, for newer funds, the performance of the types of securities in which they invest. There is no assurance past trends will continue.

An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is ossible to lose money by investing in the funds.

*    Redemption fees may apply.

1    $25,000 minimum.

2    Closed to new investors.




--------------------------------------------------------------------------------
T. Rowe Price Investment Kit


California Tax-Free Funds


Investor Centers:

Los Angeles Area
Warner Center
21800 Oxnard Street
Suite 270 (Main Plaza Level)
Woodland Hills, CA


San Francisco Area
1990 N. California Boulevard
Walnut Creek, CA


To open an account
Investor Services
1-800-541-4735

For fund information
and account transactions
on the Internet
troweprice.com/welcome


"T. Rowe Price, Invest With Confidence"

T. Rowe Price
100 East Pratt Street
Baltimore, MD 21202


T. Rowe Price Investment Services, Inc., Distributor    M:05280-29 8/02